UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              ____________________

                                    FORM 8-K

                                 CURRENT REPORT
                             _____________________

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): May 24, 2005

                             Wynn Resorts, Limited
             (Exact Name of Registrant as Specified in its Charter)


            Nevada                      000-50028             46-0484987
(State or Other Jurisdiction     (Commission File Number)   (I.R.S. Employer
       of Incorporation)                                    Identification No.)


       3131 Las Vegas Boulevard South
              Las Vegas, Nevada                                      89109
  (Address of Principal Executive Offices)                        (Zip Code)

                                 (702) 770-7555
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



Item 1.01. Entry into a Material Definitive Agreement.

As provided for in the December 2004 refinancing of the outstanding indebtedness of Wynn Las Vegas, LLC ("WLV"), a wholly owned subsidiary of the Registrant and the managing member of World Travel, LLC ("World Travel"), on May 24, 2005, World Travel entered into a financing for an aggregate amount of $44,750,000 which is secured by World Travel's corporate aircraft. In connection with the financing, World Travel and Wells Fargo Bank Northwest, National Association , as owner trustee under the Trust Agreement, dated May 10, 2002, with World Travel (the "Owner Trustee," and, together with World Travel, the "Borrowers") (i) executed a Promissory Note and Agreement that was accepted and agreed to by Bank of America, N.A., as a lender, and Wells Fargo Bank, National Association, not in its individual capacity but solely as collateral agent (the "Collateral Agent"), (ii) executed a Promissory Note and Agreement that was accepted and agreed to by The CIT Group/ Equipment Financing, Inc., as a lender, and the Collateral Agent; and (iii) entered into an Aircraft Security Agreement with the Collateral Agent (collectively, the "Loan Agreements"). The Loan Agreements provide for secured term loans in the aggregate amount of $44,750,000 (the "Term Loans"). The Term Loans will terminate and be payable in full on May 24, 2010. For purposes of calculating interest, the Term Loans will be maintained as LIBOR based loans plus a borrowing margin of 2.375%. Interest will be payable at the end of each three-month interest period. Interest will also be payable at the time of prepayment of the Term Loans (in whole or in part) and at maturity. In the event of a default under the Loan Agreements, the interest rate otherwise payable under the Term Loans will be increased by 2% and will be payable upon demand.

The Term Loans are obligations of the Borrowers, and the obligations of World Travel are guaranteed by WLV. The obligations of the Borrowers and WLV are secured by a first priority security interest in World Travel's corporate aircraft, title to which is owned by the Owner Trustee. The obligations of World Travel and WLV rank pari passu in right of payment with their existing and future senior indebtedness, including indebtedness with respect to the 6 5/8% First Mortgage Notes due 2014 issued by WLV and Wynn Las Vegas Capital Corp. (the "First Mortgage Notes") and WLV's existing credit facilities, and rank senior in right of payment to all of their existing and future subordinated indebtedness. In addition to scheduled amortization payments, the Borrowers will be required to make a mandatory prepayment of the Term Loans if certain events of loss with respect to the aircraft occur. From and after December 31, 2006, the Borrowers may, at their option, prepay all or any portion of the Term Loans subject to a minimum prepayment of $10,000,000.

The Loan Agreements incorporate the customary negative covenants and financial covenants included in WLV's existing credit facilities (as in effect from time to time or, if terminated, as last in effect), including negative covenants that restrict World Travel's ability to: incur additional indebtedness, including guarantees; create, incur, assume or permit to exist liens on property and assets; declare or pay dividends and make distributions; engage in mergers, investments and acquisitions; enter into transactions with affiliates; enter into sale-leaseback transactions; execute modifications to material contracts; engage in sales of assets; make capital expenditures; and make optional prepayments of certain indebtedness. The financial covenants, which are applicable only to WLV, include (i) maintaining a ratio of earnings before interest, taxes, depreciation and amortization to total interest expense, and
(ii) total debt to earnings before interest, taxes, depreciation and amortization.

The Loan Agreements contain certain events of default, including the failure to make payments when due, defaults in the performance of covenants or agreements in the Loan Agreements or the WLV guaranty of World Travel's obligations thereunder, breaches of representations and warranties in the Loan Agreements or the WLV guaranty of World Travel's obligations thereunder, and failure to pay certain judgments and certain events of bankruptcy, subject in some cases to applicable notice provisions and grace periods. The consequences of an event of default may include acceleration of all amounts due under the Term Loans and various other remedies that could include, among other things, foreclosure on the aircraft securing the Term Loan. The Loan Agreements are filed herewith as Exhibits 10.1, 10.2 and 10.3 and are incorporated herein by reference.

Bank of America, N.A. has performed investment banking, commercial lending and advisory services for the Registrant and its affiliates from time to time, for which they have received customary fees and expenses. An affiliate of Bank of America, N.A. also acted as an initial purchaser of the First Mortgage Notes. These parties may, from time to time, engage in transactions with, and perform services for, the Registrant and its affiliates in the ordinary course of their business.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 is incorporated herein by reference.

Item 9.01.        Financial Statements and Exhibits

       (c)        Exhibits:

                  Exhibit
                  Number               Description
                  -------              -----------

                    10.1 Promissory Note and Agreement, dated May 24, 2005, by Wells Fargo Northwest, National Association, not in its individual capacity but solely as owner trustee, and World Travel, LLC; and accepted and agreed to by Bank of America, N.A., as lender and Wells Fargo Bank, National Association, not in its individual capacity but solely as collateral agent.

                    10.2 Promissory Note and Agreement, dated May 24, 2005, by Wells Fargo Northwest, National Association, not in its individual capacity but solely as owner trustee, and World Travel, LLC; and accepted and agreed to by The CIT Group/ Equipment Financing, Inc., as lender, and Wells Fargo Bank, National Association, not in its individual capacity but solely as collateral agent.

                    10.3 Aircraft Security Agreement, dated May 24, 2005, between Wells Fargo Northwest, National Association, not in its individual capacity but solely as owner trustee, World Travel, LLC and Wells Fargo Bank, National Association, not in its individual capacity but solely as collateral agent.

                    10.4 Guaranty, dated May 24, 2005, by Wynn Las Vegas, LLC in favor of The CIT Group/ Equipment Financing, Inc., Bank of America, N.A. and Wells Fargo Bank, National Association, not in its individual capacity but solely as collateral agent.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    May 25, 2005

                                                    Wynn Resorts, Limited


                                                    By:   /s/ John Strzemp
                                                       ------------------------
                                                        John Strzemp
                                                        Chief Financial Officer